UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2008

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant
as Specified in Its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

(310) 208-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 11, 2008, Occidental filed a post-effective amendment to its shelf registration statement (No. 333-152875), to limit the shelf to only senior debt securities, which it may offer from time to time. The Company has terminated its medium-term note program and has no current plans to make any offerings of senior debt securities or any other debt or equity securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

Date: August 11, 2008	By:	/s/ Jim A. Leonard
		Name:	Jim A. Leonard
		Title:	Vice President and Controller (Principal Accounting and Duly Authorized Officer)